Exhibit 10.1

SUBSCRIPTION AGREEMENT

BioDelivery Sciences International, Inc.

801 Corporate Center Drive, Suite #210

Raleigh, North Carolina 27607

Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with BioDelivery Sciences International, Inc., a Delaware corporation (the “Company”), as follows:

1. This Subscription Agreement, including the Terms and Conditions for Purchase of Securities attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below between the Company and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of $40 million worth of shares (the “Common Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”); provided, however, that, in the event that the Investor (together with any other investor purchasing Securities (as defined below) in the Offering (as defined below) whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of the Securities and Exchange Commission (the “Commission”)) agrees to purchase Common Shares in the Offering that would cause such investor to hold more than 9.98% of the outstanding shares of Common Stock following the Offering, that such Investor shall have the right, in its sole discretion by so indicating on the signature page hereto, to subscribe for shares of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $.001 per share (the “Preferred Stock” together with the Common Shares, collectively, the “Shares”) to complete the Investor’s allocation in the Offering, The Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation substantially in the form attached hereto as Exhibit A (the “Certificate of Designation”). Each Share shall be sold for a purchase price of $4.21 per Share (the “Purchase Price”). The shares of Common Stock issuable upon conversion of the Preferred Shares are referred to herein as the “Conversion Shares.” The Shares and the Conversion Shares are referred to herein, collectively, as the “Securities”.

3. The offering and sale of the Securities (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3, Registration No. 333-179257 (the “Registration Statement”) filed by the Company with the Commission, including the prospectus contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), that have been or will be filed, if required, with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Company, and (c) a Prospectus Supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities, the terms of the Offering and the Company that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

4. The Company and the Investor agree that the Offering is being made subject to the Placement Agency Agreement, dated November 27, 2012 (the “Placement Agency Agreement”), among the Company and William Blair & Company, L.L.C. as sole lead placement agent (“Blair”), and JMP Securities LLC and Roth Capital Partners, as co-placement agents (collectively with Blair, the (“Placement Agents”) . The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to

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the Investor the Securities set forth below for the aggregate purchase price set forth below. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by the Placement Agents named in the Prospectus Supplement and that there is no minimum offering amount.

5. The manner of settlement of the Common Shares purchased by the Investor shall be as follows: Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit B annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby the Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by American Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I) DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE COMMON SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE COMMON SHARES, AND

(II) REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

DOMESTIC WIRE INSTRUCTIONS (INSIDE U.S.)

INTERNATIONAL WIRE INSTRUCTIONS (OUTSIDE U.S.)

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SECURITIES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6. Certificates for any Preferred Shares purchased by the Investor, registered in the name of the Investor, shall be delivered to the Investor promptly following the Closing. The Company shall act as its own transfer agent and registrar for the Preferred Shares.

7. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Securities, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

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Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

8. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, dated February 17, 2012, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any Issuer Free Writing Prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor has received or will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Securities Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

9. No offer by the Investor to buy Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or any Placement Agents on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company. The Investor understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription for Securities, in whole or in part.

10. The Company acknowledges that the only material, non-public information relating to the Company it has provided to the Investor in connection with the Offering prior to the date hereof is the existence and proposed terms of the Offering. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

[REMAINDER OF PAGE LEFT BLANK]

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Number of Common Shares:
Number of Preferred Shares:
Purchase Price Per Share: $
Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: November , 2012

INVESTOR

By:

Print Name:

Title:

Address:

Agreed and Accepted

this      day of November, 2012:

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By:
Name:
Title:

Signature Page to Subscription Agreement

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1. Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2. Agreement to Sell and Purchase the Securities; Placement Agents.

2.1 At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2 The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3 Investor acknowledges that the Company has agreed to pay the Placement Agents a fee (the “Placement Fee”) in respect of the sale of the Securities to the Investors.

2.4 The Company has entered into the Placement Agency Agreement with the Placement Agents that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third-party beneficiary thereof.

3. Closing and Delivery of the Shares, Warrants and Funds.

3.1 Closing. The completion of the purchase and sale of the Securities (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and Blair, and of which the Investor will be notified in advance by Blair, in accordance with Rule 15c6-1 promulgated under the Exchange Act. At the Closing: (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Common Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit B, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a certificate evidencing the number of Preferred Shares set forth on the Signature Page and (c) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2 Conditions to the Obligations of the Parties.

(a) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of those undertakings of the Investor in this Agreement to be fulfilled prior to the Closing Date.

(b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Securities will be subject to the accuracy of the representations and warranties made by the Company in this Agreement and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agency Agreement, and to the condition that Blair shall not have: (i) terminated the Placement Agency Agreement pursuant to the terms thereof or (ii) determined that the conditions to the closing in the Placement Agency Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Securities that they have agreed to purchase from the Company. The Investor understands and agrees that, in the event that Blair in its sole discretion determines that the conditions to closing in the Placement Agency Agreement have not been satisfied or if the Placement Agency Agreement may be terminated for any other reason permitted by the Placement Agency Agreement, then Blair may, but shall not be obligated to, terminate such Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3 Delivery of Funds. In connection with the settlement of the Common Shares purchased by such Investor through DTC’s DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the following account designated by the Company:

DOMESTIC WIRE INSTRUCTIONS (INSIDE U.S.)

INTERNATIONAL WIRE INSTRUCTIONS (OUTSIDE U.S.)

3.4 Delivery of Common Shares. In connection with the settlement of the Common Shares purchased by such Investor through DTC’s DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Common Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Common Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Common Shares, which date shall be provided to the Investor by Blair. At Closing, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Common Shares pursuant to the information contained in the DWAC.

4. Representations, Warranties and Covenants of the Investor. The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agents that:

4.1 The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the Securities set forth on the Signature Page, has received, has fully read and understands and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information (including, without limitation, the Company’s risk factors set forth incorporated by reference therein).

4.2 (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agents that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agents are not authorized to make and have not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Base Prospectus, any Issuer Free Writing Prospectus or the Prospectus Supplement.

4.3 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4 The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities. The Investor also understands that there is no established public trading market for the Preferred Shares being offered in the Offering, and that the Company does not expect such a market to develop. In addition, the Company does not intend to apply for listing of the Preferred Shares on any securities exchange. The Investor understands that without an active market, the liquidity of the Preferred Shares will be severely limited. The Investor understands and acknowledges that the Company will act as its own transfer agent and registrar for the Preferred Shares.

4.5 Since the time at which any Placement Agent first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any transactions involving the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). The Investor covenants that it will not engage in any transactions involving the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

5. Survival of Representations, Warranties and Agreements; Third-Party Beneficiaries. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the

Securities being purchased and the payment therefor. The Placement Agents shall be third-party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)	if to the Company, to:

BioDelivery Sciences International, Inc.

801 Corporate Center Drive, Suite #210

Raleigh, North Carolina 27607

Attention: Mark A. Sirgo

Facsimile: 919-582-9051

with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP

150 East 42nd Street

New York, NY 10017

Attention: Barry I. Grossman, Esq.

Facsimile: 212-370-7889

(b)	if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission). Delivery of an executed counterpart by facsimile or portable document format (pdf) shall be effective as delivery of a manually executed counterpart thereof.

12. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Securities to such Investor.

13. Press Release. The Company and the Investor agree that the Company shall, prior to the opening of the financial markets in New York City on the business day immediately after the date hereof, (a) issue a press release announcing the Offering and disclosing all material information regarding the Offering and (b) file a Current Report on Form 8-K with the Commission including a form of this Agreement and a form of Certificate of Designation as exhibits thereto.

14. Termination. In the event that the Placement Agency Agreement is terminated by Blair pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

15. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATION

[attached hereto]

EXHIBIT B

BIODELIVERY SCIENCES INTERNATIONAL, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:	Street Address

City, State, ZIP
Tel:

4.	Social Security Number or Tax Identification Number:

5.	DTC Participant:	Broker Name:
	(broker-dealer at which the account or accounts to be credited with the Common Shares are maintained)	DTC Participant Number:
Account Name:
Account Number:
Contact to initiate DWAC:
Telephone #:
E-mail:

6.	Address for delivery of your physical certificates representing your Preferred Shares, if you would like them sent to a third party and not the address above:	Contact Person / Window
Company:
Street Address
City, State, ZIP
Tel:
Account Number (if applicable):